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                                                                    Exhibit 10


                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 of our report dated February 3, 1997, relating to the financial statements of Allmerica Financial Life Insurance and Annuity Company, our report dated February 5, 1996 relating to the statutory basis financial statements of Almerica Financial Life Insurance and Annuity Company and our report dated March 26, 1997, relating to the financial statements of Separate Account KG of Allmerica Financial Life Insurance and Annuity Company, all of which appear in such Statement of Additional Information.
We also consent to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
April 21, 1997